UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 7, 2017

TCF FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-10253 (Commission File Number)	41-1591444 (IRS Employer Identification No.)

200 Lake Street East, Mail Code EX0-03-A, Wayzata, Minnesota 55391-1693

(Address of principal executive offices, including Zip Code)

(952) 745-2760

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On September 7, 2017, TCF Financial Corporation (“TCF” or the “Company”) announced it commenced an underwritten registered public offering of depositary shares, each representing a 1/1,000th interest in a share of the Company’s Series C Non-Cumulative Perpetual Preferred Stock, par value $0.01 per share (the “Series C Preferred Stock”).

TCF also announced that it expects to use the proceeds of the offering plus cash on hand, if needed, to redeem all or a portion of its issued and outstanding Series A Non-Cumulative Perpetual Preferred Stock (the “Series A Preferred Stock”). The redemption of the Series A Preferred Stock will result in the redemption of all or a portion of the related depositary shares, each representing a 1/1,000th interest in a share of the Series A Preferred Stock (the “Series A Depositary Shares”). TCF received approval from the Board of Governors of the Federal Reserve to use the proceeds from the offering to redeem all or a portion of the Series A Preferred Stock and the subsequent redemption of all or a portion of the Series A Depositary Shares.

This disclosure does not constitute a notice of redemption with respect to the Series A Preferred Stock or the Series A Depositary Shares.

A copy of the Company’s press release containing such announcements is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On September 7, 2017, the Company also announced that its public offering of 7,000,000 depositary shares, each representing a 1/1,000th interest in a share of the Company’s Series C Preferred Stock, had priced at $25.00 per depositary share for gross proceeds of $175.0 million. A copy of the Company’s press release containing such announcement is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of TCF Financial Corporation Announcing Offering of Depositary Shares and Intention to Redeem Series A Preferred Stock and Series A Depositary Shares dated September 7, 2017
99.2	Press Release of TCF Financial Corporation Announcing Pricing of Depositary Shares Offering dated September 7, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TCF FINANCIAL CORPORATION

/s/ Craig R. Dahl
Craig R. Dahl,
Chairman, President and Chief Executive Officer
(Principal Executive Officer)

/s/ Brian W. Maass
Brian W. Maass,
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

/s/ Susan D. Bode
Susan D. Bode,
Senior Vice President and Chief Accounting Officer
(Principal Accounting Officer)

Dated: September 7, 2017

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